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                                                                   EXHIBIT 10.1

                          SECURITIES PURCHASE AGREEMENT

                      SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as
               of November 3, 1999, between STAN LEE MEDIA, INC., a Colorado corporation (the "Company"), and MACROMEDIA, INC., a Delaware corporation (the "Investor").

               WHEREAS, the Company and the Investor are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

               WHEREAS, the Company has authorized the following new series of its preferred stock: the Company's Series A Preferred Stock, no par value (the "Preferred Stock"), which shall be convertible into shares of the Company's Common Stock, no par value (the "Common Stock") (as converted, the "Conversion Shares"), in accordance with the terms of the Company's Articles of Amendment, substantially in the form attached as Exhibit D hereto (the "Articles of Amendment");

               WHEREAS, the Investor wishes to purchase, upon the terms and conditions stated in this Agreement, shares of the Preferred Stock; and

               WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form attached hereto as Exhibit A (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

               NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

I.   PURCHASE AND SALE OF PREFERRED SHARES

               SECTION 1.01. Purchase of Preferred Shares. In connection with the offering (the "Offering") by the Company of the Preferred Shares to the Investor, and subject to the satisfaction (or waiver) of the conditions set forth in Articles VI and VII below, the Company shall issue and sell to the Investor and the Investor agrees to purchase from the Company seven hundred fourteen thousand two hundred eighty-six (714,286) shares of the Preferred Stock (the "Preferred Shares") in consideration for the cash payment at the closing (the "Closing") of Five Million Two and NO/100 Dollars ($5,000,002.00) (the "Purchase Price").

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               SECTION 1.02. Closing Date. The date and time of the Closing (the
"Closing Date") shall be 10:00 a.m. Pacific Time, within one (1) business day following the date hereof, subject to notification of satisfaction (or waiver) of the conditions to the Closing set forth in Articles VI and VII below (or such later date as is mutually agreed to by the Company and the Investor). The
Closing shall occur on the Closing Date at the offices of the Company, located at 15821 Ventura Boulevard, Suite 675, Encino, California, 91436.

               SECTION 1.03. Form of Payment. On the Closing Date, (i) subject to the satisfaction (or waiver) of the conditions set forth in Article VII below, the Investor shall pay the Purchase Price to the Company for the Preferred Shares to be issued and sold to the Investor at the Closing, by wire transfer of immediately available funds in accordance with the Company's written wire instructions, and (ii) subject to the satisfaction (or waiver) of the conditions set forth in Article VI below, the Company shall deliver to Investor, to the attention of Loren E. Hillberg, Vice President and General Counsel, located at 600 Townsend Street, San Francisco, California, 91403, stock certificate(s) (the "Preferred Stock Certificates") representing the number of the Preferred Shares which the Investor is then purchasing, duly executed on behalf of the Company and registered in the name of the Investor or its designee.

II.     INVESTOR'S REPRESENTATIONS AND WARRANTIES

               The Investor represents and warrants to the Company as follows:

               SECTION 2.01. Investment Purpose. The Investor is acquiring the Preferred Shares (the Preferred Shares may also be referred to herein as the "Securities"), for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, the Investor does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

               SECTION 2.02. Accredited Investor Status. The Investor is an "accredited investor" as that term is defined in Rule 501(a)(3) of Regulation D.

               SECTION 2.03. Reliance on Exemptions. The Investor understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Investor's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire such Securities.


               SECTION 2.04. Information. The Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Investor, including without limitation, the Company's Form 8-K/A filed with the
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Securities and Exchange Commission on September 14, 1999. The Investor and its
advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by the Investor or its advisors, if any, or its representatives shall modify, amend or affect the Investor's right to rely on the Company's representations and warranties contained in Article III below. The Investor understands that its investment in the Securities involves a high degree of risk. The Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

               SECTION 2.05. No Governmental Review. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

               SECTION 2.06. Transfer or Resale. The Investor understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Investor shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Investor provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act, as amended, (or a successor rule thereto) ("Rule 144"); and (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, and if the Investor intends to utilize Rule 144 but Rule 144 is not applicable to such resale, any resale of the Securities under circumstances in which the Investor (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder.

               SECTION 2.07. Legends. The Investor understands that the Preferred Stock Certificates and, until such time as the sale of the Conversion Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Conversion Shares except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT

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               AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED
               (1) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE 1933 ACT OR APPLICABLE STATE SECURITIES LAWS, OR (2) IN THE ABSENCE OF AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT OR (3) UNLESS SOLD, TRANSFERRED OR ASSIGNED PURSUANT TO RULE 144 UNDER SAID ACT."

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Securities are registered for sale under the 1933 Act, (ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the 1933 Act, or (iii) such holder provides the Company with reasonable assurances that the Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold.

               SECTION 2.08. Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Investor and is a valid and binding agreement of the Investor enforceable against the Investor in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

               SECTION 2.09. Residency. The Investor is a resident of the State of California.

III.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY

               The Company represents and warrants to the Investor as follows:

               SECTION 3.01. Organization and Qualification. The Company and its "Subsidiaries" (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns a controlling position of capital stock or holds a controlling position of an equity or similar interest) listed on Schedule 3.01 hereof, are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power and authorization to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or

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be in good standing would not have a Material Adverse Effect. As used in this
Agreement, "Material Adverse Effect" means any material adverse effect on the business, properties, assets, operations, results or operations, financial condition or prospects of the Company and its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined below in Section 3.02).

               SECTION 3.02. Authorization; Enforcement; Validity. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement, the Transfer Agent Instructions (as defined in Article V), the Articles of Amendment and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "Transaction Documents"), and to issue the Securities in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the issuance of the Preferred Shares and the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion thereof, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) the Transaction Documents have been duly executed and delivered by the Company, (iv) the Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies, and (v) the Articles of Amendment has been filed with the Secretary of State of the State of Colorado and will be in full force and effect, enforceable against the Company in accordance with its terms.

               SECTION 3.03. Issuance of Securities. The Securities are duly authorized and, upon issuance in accordance with the terms hereof, shall be (i) validly issued, fully paid and non-assessable and (ii) free from all taxes, liens and charges with respect to the issue thereof. The Preferred Shares shall be entitled to the rights and preferences set forth in the Articles of Amendment. One million five hundred thousand (1,500,000) shares of Company Common Stock have been duly authorized and reserved for issuance upon conversion of the Preferred Shares. Upon conversion in accordance with the Articles of Amendment, the Conversion Shares will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Company Common Stock. The issuance by the Company of the Securities is, and the issuance by the Company of the Conversion Shares shall be, exempt from registration under the 1933 Act.

               SECTION 3.04. No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the



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transactions contemplated hereby and thereby (including, without limitation, the
Company's issuance of the Securities and the reservation for issuance and issuance of the Conversion Shares) will not (i) result in a violation of the Company's Articles of Incorporation, as amended and as in effect on the date hereof (the "Articles of Incorporation") or the Company's Bylaws, as amended and as in effect on the date hereof (the "Bylaws") or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree
(including federal and state securities laws and regulations and the rules and regulations of the Principal Market (as defined in Section 4.03 below)) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. Neither the Company nor its Subsidiaries is in violation of any term of or in default under its Articles of Incorporation or Bylaws or their organizational charter or bylaws, respectively. Neither the Company or any of its Subsidiaries is in violation of any term of or in default under any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its Subsidiaries, except for possible conflicts, defaults, terminations, amendments which would not have a Material Adverse Effect. The business of the Company and its Subsidiaries is not being conducted, and shall not be conducted, in violation of any law, ordinance, regulation of any governmental entity, except for possible violations the sanctions for which either individually or in the aggregate would not have a Material Adverse Effect. Except as specifically contemplated by the Transaction Documents and as required under the 1933 Act, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain prior to Closing pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company is not in violation of the listing requirements of the Principal Market (as defined in Section 4.03 below).

               SECTION 3.05. SEC Documents; Financial Statements. As of the Closing, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light


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of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Investor which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading. Neither the Company nor any of its Subsidiaries or any of their officers, directors, employees or agents have provided the Investor with any material, nonpublic information.

               SECTION 3.06. Absence of Certain Changes. Since the most recent filing by the Company with the SEC, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company or its Subsidiaries. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

               SECTION 3.07. Absence of Litigation. Except as set forth in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company, the Company's Common Stock, the Common Shares or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such.

               SECTION 3.08. No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is contemplated to occur, with respect to the Company or its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

               SECTION 3.09. No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general


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solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

               SECTION 3.10. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this Offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company or any of its Subsidiaries take any action or steps that would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.

               SECTION 3.11. Employee Relations. Neither the Company nor any of its Subsidiaries is involved in any union labor dispute nor, to the knowledge of the Company or any of its Subsidiaries, is any such dispute threatened.

               SECTION 3.12. Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and the Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing which would have a Material Adverse Effect. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

               SECTION 3.13. Environmental Laws. The Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval.

               SECTION 3.14. Title. The Company and its Subsidiaries have good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects



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except such as are described in the SEC Documents or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

               SECTION 3.15. Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged and the Company does not have any reason to believe it will not be able to renew its existing insurance coverage under substantially similar terms.

               SECTION 3.16. Regulatory Permits. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

               SECTION 3.17. Tax Status. The Company and each of its Subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

               SECTION 3.18. Transactions With Affiliates. Except as set forth in the SEC Documents or as otherwise provided for in Section 3.18 hereto, none of the officers, control parties, control entities, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.


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IV.     COVENANTS

               SECTION 4.01. Best Efforts. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Articles VI and VII of this Agreement.

               SECTION 4.02. Form D and Blue Sky. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Investor promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Investor at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Investor on or prior to the Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing Date.

               SECTION 4.03. Listing. The Company shall promptly secure the listing of all of the Registrable Securities (as that term is defined in the Registration Rights Agreement) upon each national securities exchange, automated quotation system or bulletin board system, if any, upon which shares of the Company's Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents. The Company shall maintain the Common Stock's authorization for quotation on the Nasdaq National Market, Nasdaq SmallCap Market, OTC Electronic Bulletin Board, The New York Stock Exchange, Inc. or The American Stock Exchange, Inc., as applicable (the "Principal Market"). Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of Company Common Stock on the Principal Market. The Company shall promptly, and in no event later than three (3) business days, provide to the Investor copies of any notices it receives from the Principal Market regarding the continued eligibility of Company Common Stock for listing on such automated quotation system or securities exchange. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section.

               SECTION 4.04. Reservation of Shares. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than the number of shares of Company Common Stock needed to provide for the issuance of the shares of Company Common Stock upon conversion of all outstanding Preferred Shares.

               SECTION 4.05. Issuance of Conversion Shares. The issuance of the Conversion Shares shall be duly authorized, and when issued in accordance with the Articles of Amendment, the Conversion Shares will be validly issued, fully paid and non-assessable and free of all taxes, liens, charges and preemptive rights with respect to the issue thereof.

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V.      TRANSFER AGENT INSTRUCTIONS

               The Company shall issue irrevocable instructions to its transfer agent, Securities Transfer Corporation (the "Transfer Agent"), and any subsequent transfer agent, substantially in the form of Exhibit B hereto (the "Transfer Agent Instructions") to issue certificates, registered in the name of the Investor or its respective nominee(s), for the Conversion Shares in such amounts as specified from time to time by the Investor to the Company upon conversion of the Preferred Shares. Prior to registration of the Conversion Shares under the 1933 Act, all such certificates shall bear the restrictive legend specified in Section 2.07 of this Agreement. The Company warrants that no instruction other than the Transfer Agent Instructions referred to in this Article, and stop transfer instructions to give effect to Section 2.06 hereof will be given by the Company to its Transfer Agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Article shall affect in any way the Investor's obligations and agreements set forth in Section 2.07 to comply with all applicable prospectus delivery requirements, if any, upon resale of the Securities. If the Investor provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the 1933 Act or the Investor provides the Company with reasonable assurances that the Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold, the Company shall permit the transfer, and, in the case of the Conversion Shares, promptly instruct its Transfer Agent to issue one or more certificates in such name and in such denominations as specified by the Investor and without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Investor by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Article will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Article, that the Investor shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

VI.     CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

               The obligation of the Company hereunder to issue and sell the Preferred Shares to the Investor at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing the Investor with prior written notice thereof:

               (a) The Investor shall have executed each of the Transaction Documents, where appropriate, to which it is a party and delivered the same to the Company for the transactions contemplated by this Agreement;

               (b) The representations and warranties of the Investor shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Investor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to the Closing Date; and

               (c) The Investor shall have delivered to the Company such other documents relating to the transactions contemplated by this Agreement as the Company may reasonable request.

VII.    CONDITIONS TO INVESTOR'S OBLIGATION TO PURCHASE

               The obligation of the Investor to purchase the Preferred Shares at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Investor's sole benefit and may be waived by the Investor at any time in its sole discretion by providing the Company with prior written notice thereof:

               (a) The Company shall have executed each of the Transaction Documents and delivered the same to the Investor;

               (b) The Company's Common Stock shall be authorized for quotation on the Principal Market and trading in Company Common Stock shall not have been suspended by the SEC or the Principal Market;

               (c) The Articles of Amendment shall have been filed with the Secretary of State of the State of Colorado, and a copy thereof shall have been delivered to the Investor;

               (d) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date;

               (e) The Company shall have delivered to the Investor the opinion of the Company's counsel dated as of the Closing Date, in form, scope and substance reasonably satisfactory to the Investor and in substantially the form of Exhibit C attached hereto;

               (f) The Company shall have executed and delivered to the Investor the Preferred Stock Certificates (in such denominations as the Investor shall request) for the Preferred Shares being purchased by the Investor at the Closing;

               (g) The Transfer Agent Instructions, in the form of Exhibit B attached hereto, shall have been delivered to and acknowledged in writing by the Company's transfer agent and a copy of the executed Transfer Agent Instructions shall have been delivered to the Investor;

               (h) The Company shall have made all filings under all applicable federal and state securities laws necessary to consummate the issuance of the Securities pursuant to this Agreement in compliance with such laws;

               (i) As of the Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares, no less than the number of shares of Company Common Stock needed to provide for the issuance of the shares of Company Common Stock upon conversion of all outstanding Preferred Stock; and

               (j) The Company shall have delivered to the Investor Agent such other documents relating to the transactions contemplated by this Agreement as the Investor may reasonably request.

VIII.   INDEMNIFICATION

               In consideration of the Investor's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Investor and each other holder of the Securities and all of their stockholders, officers, directors, employees and direct or indirect investors and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby,
(b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, or
(d) the status of the Investor or holder of the Securities as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

IX.     GENERAL PROVISIONS

               SECTION 9.01. Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed in all respects by the internal laws of the State of California (except for the proper application of the United States federal securities laws), without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of California. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the County of Los Angeles, State of California. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

               SECTION 9.02. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided, however, that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

               SECTION 9.03. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

               SECTION 9.04. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

               SECTION 9.05. Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Investor, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Investor, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

               SECTION 9.06. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

               If to the Company:           Stan Lee Media, Inc.
                                            15821 Ventura Boulevard, Suite 675
                                            Encino, CA  91436
                                            Telephone: (818) 461-1757
                                            Facsimile: (818) 461-1760
                                            Attention: Chief Operating Officer

               With a copy to:              Jeffrey D. Segal, A Professional
                                            Corporation
                                            10390 Santa Monica Boulevard,
                                            4th Floor
                                            Los Angeles, CA   90025
                                            Telephone: (310) 788-0800
                                            Facsimile: (310) 788-3925

               If to the Investor:          Macromedia, Inc.
                                            600 Townsend Street
                                            San Francisco, CA   94103
                                            Telephone: (415) 252-2353
                                            Facsimile: (415) 626-0274
                                            Attention: General Counsel

               With a copy to:              Fenwick & West, LLP
                                            2 Palo Alto Square
                                            Palo Alto, CA   94306
                                            Telephone: (650) 494-0600
                                            Facsimile: (650) 494-1417
                                            Attention: Gordon Davidson, Esq.

               If to the Transfer Agent:    Securities Transfer Corporation
                                            16910 Dallas Parkway, Suite 100
                                            Dallas, TX   75248
                                            Telephone: (972) 447-9890
                                            Facsimile: (972) 248-4797
                                            Attention: Kevin B. Halter,
                                            Jr., President

               SECTION 9.07. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Preferred Shares.

               SECTION 9.08. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

               SECTION 9.09. Survival. Unless this Agreement is terminated under
Section 9.11, the agreements and covenants set forth in Article IV and V, and the indemnification provisions set forth in Article VIII shall survive the Closing. The Investor shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

               SECTION 9.10. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

               SECTION 9.11. Termination. In the event that the Closing shall not have occurred with respect to the Investor on or before seven (7) business days from the date hereof due to the Company's or the Investor's failure to satisfy the conditions set forth in Articles VI and VII above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party.

               SECTION 9.12. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

               SECTION 9.13. Remedies. The Investor shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

               IN WITNESS WHEREOF, the Company and the Investor have caused this Securities Purchase Agreement to be duly executed by their duly authorized officer(s) empowered so to act, all as of the date first written above.

COMPANY:                                    INVESTOR:

STAN LEE MEDIA, INC.                        MACROMEDIA, INC.

By:  /s/ Gill Champion                     By:   /s/ Loren E. Hillberg
    -------------------------------             -------------------------------
Name:   Gill Champion                       Name:   Loren E. Hillberg
Title:  Chief Operating Officer             Title:  Vice President - General
                                                    Counsel

                                    EXHIBITS

Exhibit A      Form of Registration Rights Agreement
Exhibit B      Form of Transfer Agent Instructions
Exhibit C      Form of Company Counsel Opinion
Exhibit D      Form of Articles of Amendment

                          REGISTRATION RIGHTS AGREEMENT

                      REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of November 3, 1999, between STAN LEE MEDIA, INC., a Colorado corporation, and MACROMEDIA, INC.,, a Delaware corporation (the "Investor").

               WHEREAS, in connection with the Securities Purchase Agreement between the parties of even date herewith (the "Securities Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to the Investor seven hundred fourteen thousand two hundred eighty-six (714,286) shares of the Company's Series A Preferred Stock, no par value (the "Preferred Shares"), which will be convertible into shares of the Company's common stock, no par value (the "Common Stock") (as converted, the "Conversion Shares") in accordance with the terms of the Company's Articles of Amendment (the "Articles of Amendment"); and

               WHEREAS, to induce the Investor to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws.

               NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

I.      DEFINITIONS

               As used in this Agreement, the following terms shall have the following meanings:

               (a) "Investor" means Macromedia, Inc., a Delaware corporation, any transferee or assignee thereof to whom the Investor assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Article VIII and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with
Article VIII.

               (b) "Person" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

               (c) "Register," "registered," and "registration" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

               (d) "Registrable Securities" means the Conversion Shares issued or issuable upon conversion of the Preferred Shares and any shares of capital stock issued or issuable with respect to the Conversion Shares or Preferred Shares as a result of any stock split, stock dividend, recapitalization, exchange, or similar event or otherwise, without regard to any limitation on the conversion of the Preferred Shares.

               (e) "Registration Statement" means a registration statement of the Company filed under the 1933 Act and pursuant to Rule 415.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

II.     REGISTRATION

               SECTION 2.01. Piggy-Back Registrations. If at any time prior to the expiration of the Registration Period (as defined in Article III(a)) the Company proposes to file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its securities (other than on Form S-4 or Form S-8 (or their equivalents at such time) relating to securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans) the Company shall promptly send to the Investor written notice of the Company's intention to file a Registration Statement and of such Investor's rights under this Section and, if within twenty (20) days after receipt of such notice, such Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Investor requests to be registered, subject to the priorities set forth in this Section below. The obligations of the Company under this Section may be waived by the Investor. If an offering in connection with which the Investor is entitled to registration under this Section is an underwritten offering, then the Investor whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Company common stock included in such underwritten offering. If a registration pursuant to this Section is to be an underwritten public offering and the managing underwriter(s) advise the Company in writing, that in their reasonable good faith opinion, marketing or other factors dictate that a limitation on the number of shares of Company common stock which may be included in the Registration Statement is necessary to facilitate and not adversely affect the proposed offering, then the Company shall include in such registration: (1) first, all securities the Company proposes to sell for its own account, and (2) second, the securities requested to be registered by the Investor and other holders of securities entitled to participate in the registration, as of the date hereof, drawn from them pro rata based on the number each has requested to be included in such registration.

               SECTION 2.02. Allocation of Registrable Securities. The initial number of Registrable Securities included in any Registration Statement and each increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investor and other holders of securities entitled to participate in the registration based on the number of Registrable Securities held, or which could be held, by the Investor at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the SEC. In the event that the Investor sells or otherwise transfers any of its Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities shall be allocated to the remaining holders, pro rata based on the number of Registrable Securities then held by such holders.

               SECTION 2.03. Legal Counsel. Subject to Article V hereof, the Investor shall have the right to select one legal counsel as designated by the holders of a majority of Registrable Securities to review and oversee any offering pursuant to this Article ("Legal Counsel"). The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations under this Agreement.

               SECTION 2.04. Rule 416. The Company and the Investor each acknowledge that each Registration Statement prepared in accordance hereunder shall include an indeterminate number of Registrable Securities pursuant to Rule 416 under the 1933 Act so as to cover any and all Registrable Securities which may become issuable (i) to prevent dilution resulting from stock splits, stock dividends or similar transactions and (ii) if permitted by law, by reason of the anti-dilution provisions contained in the Articles of Amendment in accordance with the terms thereof (collectively, the "Rule 416 Securities"). In this regard, the Company agrees to use all reasonable efforts to ensure that the maximum number of Registrable Securities which may be registered pursuant to Rule 416 under the 1933 Act are covered by each Registration Statement and, absent guidance from the SEC or other definitive authority to the contrary, the Company shall use all reasonable efforts to affirmatively support and to not take any position adverse to the position that each Registration Statement filed hereunder covers all of the Rule 416 Securities. If the Company determines that the Registration Statement filed hereunder does not cover all of the Rule 416 Securities, the Company shall immediately (i) provide to the Investor written evidence setting forth the basis for the Company's position and the authority therefor and (ii) prepare and file an amendment to such Registration Statement or a new Registration Statement in accordance with Section 2.05 below.

               SECTION 2.05. Sufficient Number of Shares Registered. In the event the number of shares available under a Registration Statement filed pursuant to Section 2.01 is insufficient to cover all of the Registrable Securities or the Investor's allocated portion of the Registrable Securities pursuant to Section 2.02 (a "Deficit Failure"), the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least the number of such Registrable Securities in each case, as soon as practicable, but in any event not later than fifteen (15) days after the necessity therefor arises. The Company shall use it best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed "insufficient to cover all of the Registrable Securities" if at any time the number of Registrable Securities issued or issuable upon conversion of the Preferred Shares is greater than the quotient determined by dividing (i) the number of shares of Common Stock available for resale under such Registration Statement by (ii) 1. For purposes of the calculation set forth in the foregoing sentence, any restrictions on the convertibility of the Preferred Shares shall be disregarded and such calculation shall assume that the Preferred Shares are then convertible into shares of Common Stock at the then prevailing Conversion Rate (as defined in the Company's Articles of Amendment).

               SECTION 2.06. S-3 Registrations. Notwithstanding any provisions to the contrary set forth in this Agreement, the Investor shall have the right to demand an unlimited number of registrations of the Preferred Shares on Form S-3 only, provided that (i) the amount of Preferred Shares to be registered pursuant to each such demand shall not be less than One Million Dollars ($1,000,000); (ii) all expenses are borne by the Investor, excluding fees of Legal Counsel otherwise provided for in this Agreement; and (iii) the Investor continues to hold beneficially at least 200,000 issued and outstanding Preferred Shares and such shares are not freely transferable under Rule 144 without any discount in price due to the volume or other limitations imposed by such Rule. As promptly as practicable after the receipt of a written demand from the Investor, the Company shall prepare and file a Registration Statement with the Securities and Exchange Commission on Form S-3, and shall use its best efforts to cause such Registration Statement to be declared effective by the SEC as promptly as practicable.

III.    RELATED OBLIGATIONS

               Whenever the Investor has requested that any Registrable Securities be registered pursuant to Section 2.01 hereof or at such time as the Company is obligated to file a Registration Statement with the SEC pursuant to
Section 2.05 hereof, the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

               (a) The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities after the date of issuance of any Preferred Shares for the registration of Registrable Securities pursuant to Section 2.01 and use its best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as possible after such filing for the registration of Registrable Securities pursuant to Section 2.01, and keep such Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investor may sell all of the Registrable Securities without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) or
(ii) the date on which (A) the Investor shall have sold all the Registrable Securities and (B) none of the Preferred Shares is outstanding (the "Registration Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

               (b) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.

               (c) The Company shall permit Legal Counsel to review and comment upon a Registration Statement and all amendments and supplements thereto at least five (5) days prior to their filing with the SEC, and not file any document in a form to which Legal Counsel reasonably objects. The Company shall furnish to Legal Counsel, without charge, (i) any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto.

               (d) The Company shall furnish to the Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, (ii) upon the effectiveness of any Registration Statement, ten
(10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

               (e) The Company shall use reasonable efforts to (i) register and qualify the

Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as Legal Counsel or any Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period,
(iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and
(iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section, (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and the Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

               (f) As promptly as practicable after becoming aware of such event, the Company shall notify Legal Counsel and the Investor in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to Legal Counsel and the Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request). The Company shall also promptly notify Legal Counsel and the Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and the Investor by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

               (g) The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and the Investor who holds Registrable Securities being sold (and, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

               (h) At the request of the Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) if required by an underwriter, a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriters and the Investor.

               (i) The Company shall make available for inspection by (i) the Investor, (ii) Legal Counsel, (iii) any underwriter participating in any disposition pursuant to a Registration Statement, (iv) one firm of accountants or other agents retained by the Investor, and (v) one firm of attorneys retained by such underwriters (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. The Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

               (j) The Company shall hold in confidence and not make any disclosure of information concerning the Investor provided to the Company unless
(i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning the Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

               (k) The Company shall use its best efforts either to (i) cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or
(ii) secure designation and quotation of all the Registrable Securities covered by the Registration Statement on the Nasdaq National Market System or, if, despite the Company's best efforts to satisfy the preceding clause (i) or (ii), the Company is unsuccessful in satisfying the preceding clause (i) or (ii), to secure the inclusion for quotation on The Nasdaq SmallCap Market for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section.

               (l) The Company shall provide a transfer agent and registrar of all such Registrable Securities not later than the effective date of such Registration Statement.

               (m) If requested by the managing underwriters or the Investor, the Company shall (i) immediately incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters and the Investor agree should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if requested by a shareholder or any underwriter of such Registrable Securities.

               (n) The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

               (o) The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder and the Company shall use its best efforts to file with the SEC in a timely manner all reports and documents required of the Company under the 1933 Act and the Securities Exchange Act of 1934 (the "1934 Act").

               (p) Within two (2) business days after the Registration Statement which includes the Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that the Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

               (q) The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of Registrable Securities pursuant to a Registration Statement.

IV.     OBLIGATIONS OF INVESTOR

               (a) At least seven (7) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify the Investor in writing of the information the Company requires from the Investor if the Investor elects to have any of the Investor's Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of the Investor that such Investor shall furnish to the Company such information regarding itself and the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

               (b) The Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement.

               (c) In the event the Investor elects to participate in an underwritten public offering pursuant to Article II, the Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities.

V.      EXPENSES OF REGISTRATION

               All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Articles II and III, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company and fees and disbursements of Legal Counsel shall be paid by the Company; provided, however, that the fees and disbursements of Legal Counsel shall not exceed Ten Thousand Dollars ($10,000).

VI.     INDEMNIFICATION

               In the event any Registrable Securities are included in a Registration Statement under this Agreement:

               (a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Investor who holds such Registrable Securities, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls the Investor within the meaning of the 1933 Act or the 1934 Act, and any underwriter (as defined in the 1933 Act) for the Investor, and the directors and officers of, and each Person, if any, who controls, any such underwriter within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "Claims") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any material violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, "Violations"). The Company shall reimburse the Investor and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this subsection (a) of this Article: (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it; (iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company; and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investor pursuant to Article IX.

               (b) In connection with any Registration Statement in which the Investor is participating, the Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in subsection (a) of this Article, the Company, each of its directors, each of its officers who signs the Registration Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim or Indemnified Damages to which any Indemnified Party may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to subsection (d) of this Article, such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this subsection (b) and the agreement with respect to contribution contained in
Article VII shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investor pursuant to Article VIII.

               (c) The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution, to the same extent as provided above, with respect to information such persons so furnished in writing expressly for inclusion in the Registration Statement.

               (d) Promptly after receipt by an Indemnified Person or Indemnified Party under this Article of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Article, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Company shall pay reasonable fees for only one separate legal counsel for the Investor, and such legal counsel shall be selected by the Investor holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprized at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Article, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

               (e) The indemnification required by this Article shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

               (f) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

VII.    CONTRIBUTION

               To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Article VI to the fullest extent permitted by law; provided, however, that no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation.

VIII.   ASSIGNMENT OF REGISTRATION RIGHTS

               The rights under this Agreement shall be automatically assignable by the Investor to any transferee of all or any portion of Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and
(b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws; provided, however, that the transferee or assignee may subsequently transfer or assign all or any portion of the Registrable Securities if an exemption from registration under the 1933 Act is applicable to such transfer or assignment; (iv) at or before the time the Company receives the written notice contemplated by clause
(ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement.

IX.     AMENDMENT OF REGISTRATION RIGHTS

               Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor who then hold two-thirds of the Registrable Securities. Any amendment or waiver effected in accordance with this Article shall be binding upon the Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

X.      GENERAL PROVISIONS

               SECTION 10.01. Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed in all respects by the internal laws of the State of California (except for the proper application of the United States federal securities laws), without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of California. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the County of Los Angeles, State of California. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

               SECTION 10.02. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided, however, that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

               SECTION 10.03. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

               SECTION 10.04. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

               SECTION 10.05. Entire Agreement; Amendments. This Agreement, the Securities Purchase Agreement and the Articles of Amendment constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Securities Purchase Agreement and the Articles of Amendment supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

               SECTION 10.06. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

               If to the Company:    Stan Lee Media, Inc.
                                     15821 Ventura Boulevard, Suite 675
                                     Encino, CA 91436
                                     Telephone: (818) 461-1757
                                     Facsimile: (818) 461-1760
                                     Attention: Chief Operating Officer

               With a copy to:       Jeffrey D. Segal, A Professional
                                     Corporation
                                     10390 Santa Monica Boulevard, 4th Floor
                                     Los Angeles, CA 90025
                                     Telephone: (310) 788-0800
                                     Facsimile: (310) 788-3925

               If to the Investor:   Macromedia, Inc.
                                     600 Townsend Street
                                     San Francisco, CA 94103
                                     Telephone: (415) 252-2353
                                     Facsimile: (415) 626-0274
                                     Attention: General Counsel

               With a copy to:       Fenwick & West, LLP
                                     2 Palo Alto Square
                                     Palo Alto, CA 94306
                                     Telephone: (650) 494-0600
                                     Facsimile: (650) 494-1417
                                     Attention: Gordon Davidson, Esq.

               SECTION 10.07. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Preferred Shares.

               SECTION 10.08. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

               SECTION 10.09. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

               SECTION 10.10. Consents. All consents and other determinations to be made by the Investor pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Investor holding a majority of the Registrable Securities, determined as if all of the Preferred Shares then outstanding have been converted into Registrable Securities without regard to any limitation on conversions of Preferred Shares.

               SECTION 10.11. Construction. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

               SECTION 10.12. Remedies. The Investor shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

               IN WITNESS WHEREOF, the Company and the Investor have caused this Registration Rights Agreement to be duly executed by their duly authorized officer(s) empowered so to act, all as of the date first written above.

COMPANY:                                    INVESTOR:

STAN LEE MEDIA, INC.                        MACROMEDIA, INC.

By:  /s/ Gill Champion                      By:   /s/ Loren E. Hillberg
   ---------------------------                  --------------------------------
Name:  Gill Champion                        Name:   Loren E. Hillberg
Title: Chief Operating Officer              Title:  Vice President - General
                                                    Counsel

                                    EXHIBIT A
                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

Securities Transfer Corporation
16910 Dallas Parkway, Suite 100
Dallas, TX   75248
Attention: Kevin B. Halter, Jr., President.

               Re:    Stan Lee Media, Inc.

Ladies and Gentlemen:

        We are special counsel to Stan Lee Media, Inc., a Colorado corporation (the "Company"). We have reviewed that certain Securities Purchase Agreement (the "Purchase Agreement") entered into by and among the Company and the buyers named therein (collectively, the "Holders"), pursuant to which the Company issued to the Holders shares of its Series A Preferred Stock, no par value (the "Preferred Shares") convertible into shares of the Company's common stock, no par value (the "Conversion Shares"). Pursuant to the Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the "Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the Conversion Shares, under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________, the Company filed a Registration Statement on Form ____________ (File No. ____________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

               In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                               Very truly yours,

                               [ISSUER'S COUNSEL]


                               By:

                              STAN LEE MEDIA, INC.
                       15821 Ventura Boulevard, 4th Floor
                                Encino, CA 91436
                            Telephone: (818) 461-1757
                               Fax: (818) 461-1760

                                November 3, 1999

Securities Transfer Corporation
16910 Dallas Parkway, Suite 100
Dallas, TX   75248
Attention: Kevin B. Halter, Jr., President.

               Re:    Transfer Agent Instructions

Ladies and Gentlemen:

               Reference is made to that certain Securities Purchase Agreement (the "Purchase Agreement"), dated as of November 3, 1999 (the "Closing Date"), between Stan Lee Media, Inc., a Colorado corporation (the "Company"), and Macromedia, Inc., a Delaware corporation (the "Holder") pursuant to which the Company is issuing to the Holder an aggregate of seven hundred fourteen thousand two hundred eighty-six (714,286) shares of Series A Preferred Stock, no par value, of the Company (the "Preferred Shares") convertible into Company common stock (the "Conversion Shares"). This letter shall serve as our irrevocable authorization and direction to you as "Transfer Agent" (provided that you are the transfer agent of the Company at such time) to remove any restrictive legend placed on the certificates representing the Conversion Shares (the "Conversion Share Certificates") in the event that (i) the Holder sells, transfers or disposes any or all of such Holder's Conversion Shares pursuant to the Registration Statement (as contemplated by the Purchase Agreement) and the Holder has fulfilled the applicable prospectus delivery requirements, or (ii) the Holder sells, transfers or disposes of any or all of the Holder's Conversion Shares pursuant to an opinion of Holder's counsel, such opinion in a generally acceptable form, to the effect that such sale, transfer or disposition is exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"), or (iii) the Holder sells, transfers or disposes of any or all of such Holder's Conversion Shares pursuant to Rule 144 promulgated under the 1933 Act, as amended ("Rule 144") provided that the Holder provides the Company with reasonable assurances that the Conversion Shares have been or are to be sold pursuant to Rule 144.

               The Company may from time to time notify you to place stop-transfer restrictions on the Conversion Share Certificates in the event a registration statement covering the Conversion Shares is subject to amendment for events then current.

Securities Transfer Corporation
November 1, 1999
Page 19



               Please be advised that the Holder is relying upon this letter as an inducement to enter into the Purchase Agreement and, accordingly, the Holder is a third party beneficiary to these instructions.

               Should you have any questions concerning this matter, please contact the undersigned at (818) 461-1757.

                                              Very truly yours,

                                              STAN LEE MEDIA, INC.

                                              By:
                                                 -------------------------------
                                                     Its:
                                                         -----------------------

ACKNOWLEDGED AND AGREED:

SECURITIES TRANSFER CORPORATION

By:
   --------------------------------
        Its:
            -----------------------

Date: November 3, 1999.

Enclosure

cc:     Loren E. Hillberg, Vice President
        Macromedia, Inc.

                        [Form of Company Counsel Opinion]

                                November 3, 1999

Macromedia, Inc.
600 Townsend Street
San Francisco, CA   94103

Ladies and Gentlemen:

               We have acted as special counsel to Stan Lee Media, Inc., a Colorado corporation (the "Company"), with respect to certain financing arrangements entered into between the Company and you, Macromedia, Inc., a Delaware corporation ("Macromedia"). Pertinent documents (the "Transaction Documents") executed by the Company and Macromedia include that certain Securities Purchase Agreement and Registration Rights Agreement, each dated as of November 3, 1999.

               In our capacity as special counsel to the Company, we have examined and relied upon such documents and instruments as we have deemed appropriate, including the Transaction Documents. In conducting our examination, we have assumed, without investigation, the genuineness of all signatures, the correctness of all certificates, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such copies, and the accuracy and completeness of all records made available to us. In rendering our opinion below, we have assumed, without investigation, that any certificate or other document on which we have relied that was given or dated earlier than the date of this opinion letter continued to remain accurate insofar as relevant to such opinions from such earlier date through and including the date of this opinion letter. In addition, we have assumed, without investigation, the accuracy of the representations, warranties and covenants as to factual matters made in the Transaction Documents and the accuracy of representations and statements as to factual matters made by officers of the Company in certificates and by public officials.

               Whenever a statement herein is qualified by "known to us," "to our knowledge" or similar phrase, it is intended to indicate that, during our course of representation of the Company, no information that would give us current actual knowledge of the inaccuracy of such statement has come to the attention of those attorneys in this firm who have rendered legal services in connection with the representation described in the introductory paragraph of this opinion letter. However, we have not undertaken any independent investigation to determine the accuracy of such statement, and no inference as to our knowledge of any matters bearing on the accuracy of any such statement should be drawn from the fact of our representation of the

Company.



               Our opinions below are limited to the matters expressly set forth in this opinion letter, and no opinion is to be implied or may be inferred beyond the matters expressly so stated. We disclaim any obligation to update this opinion letter for events occurring after the date of this opinion letter. Our opinions below are limited to the effect of the state laws of the State of California and of the federal laws of the United States.

               Based upon and subject to the foregoing, we are of the opinion that:

               (a) The Company and each of its subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has the requisite corporate power and authority to conduct its business, and to own, lease and operate its properties, as described in the Company's Form 8-K/A filed with the Securities and Exchange Commission on September 14, 1999.

               (b) The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Transaction Documents, including issuance of the Preferred Shares in accordance with the terms thereof. The execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated therein have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors or its stockholders is required therefor. The Transaction Documents have been duly executed and delivered by the Company. The Transaction Documents constitute the valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

               (c) The issuance and sale of the Preferred Shares have been duly authorized, and when issued in accordance with the terms of the Securities Purchase Agreement, the Preferred Shares will be validly issued, fully paid and non-assessable and free of all taxes, liens, charges and preemptive rights with respect to the issue thereof. Upon conversion of the Preferred Shares, the issuance and sale of the Conversion Shares shall be duly authorized, and when issued in accordance with the terms of the Articles of Amendment, the Conversion Shares will be validly issued, fully paid and non-assessable and free of all taxes, liens, charges and preemptive rights with respect to the issue thereof.

               (d) No authorization, approval, consent, filing or other order of any Federal or state governmental body, regulatory agency, self-regulatory organization or stock exchange or market, or the stockholders of the Company, or any court, or, to our knowledge, any third party, is required to be obtained by the Company to enter into and perform its obligations under the Transaction Documents for the issuance and sale of the Preferred Shares or the issuance of the Conversion Shares as contemplated by the Transaction Documents.

               (e) To our knowledge, and except as disclosed in the Securities Purchase Agreement, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body or any governmental agency or self-regulatory organization pending or threatened against the Company or any of its subsidiaries or any of the properties of the Company or any of its subsidiaries which might reasonably be expected to have a material adverse effect on the Company's financial condition, business, properties or assets.

               (f) The execution, delivery and performance by the Company of the Transaction Documents, the consummation by the Company of the transactions contemplated thereby and the compliance by the Company with the terms thereof does not (i) violate, conflict with or constitute a default (or an event which, with the giving of notice or lapse of time or both, constitutes or would constitute a default) under (1) the Company's Articles of Incorporation, as amended, or the Company's Bylaws, or (2) any agreement, note, lease, mortgage, deed or other instrument to which the Company is a party or by which the Company is bound and which the Company has filed as an exhibit to its reports filed with the SEC under the 1934 Act or which, to our knowledge, the Company otherwise is required or will be required to file as an exhibit to its reports under the 1934 Act; or (ii) result in any violation of any statute, law, rule or regulation known to us to be applicable to the Company or, to the best of our knowledge, any order, writ, injunction or decree, if such violation would have a material adverse effect on the Company's financial condition, business, properties or assets.

               This opinion is rendered solely for your benefit and the benefit of your wholly-owned subsidiary, Shockwave.com, Inc., a Delaware corporation, in connection with the execution and delivery by Company and Macromedia of the Transaction Documents and may not be relied upon by any other persons or furnished to any other persons without our prior written consent.

                                            Very truly yours,

                              ARTICLES OF AMENDMENT

                                       TO

                            ARTICLES OF INCORPORATION

        Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following articles of amendment to its articles of incorporation:

FIRST: The name of the corporation is Stan Lee Media, Inc. (the "corporation" and sometimes hereinafter referred to as the "Company").

SECOND: ARTICLE THIRD of the articles of incorporation of the corporation shall be amended by the addition of a new paragraph D, which shall read in its entirety as follows:

        D. Series A Preferred Stock. A class of preferred stock designated as the Series A Preferred Stock is hereby created out of the Preferred Stock previously authorized by these Articles of Incorporation. The aggregate number of the Series A Preferred Stock which this corporation shall have authority to issue is one million five hundred thousand shares (1,500,000) shares, each with no par value, which shares shall be designated as the "Series A Preferred Stock" (the "Preferred Shares").

               The powers, designations, preferences and other special rights of the Preferred Shares is as follows:

               Section 1. Dividends. In the event any dividend or other distribution payable in cash or other property is declared on the Common Stock (defined below), each holder (a "Holder" and, collectively, the "Holders") of the Preferred Shares on the record date for such dividend or distribution shall be entitled to receive per Preferred Share on the date of payment or distribution of such dividend or other distribution the amount of cash or property equal to the cash or property which would be received by the Holders of the number of shares of Common Stock into which such Preferred Share would be converted pursuant to Section 2 hereof immediately prior to such record date.

               Section 2. Distributions Upon Liquidation, Dissolution or Winding-Up. In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company, the Holders of the Preferred Shares shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders (the "Liquidation Funds"), before any amount shall be paid to the holders of any of the capital stock of the Company of any class junior in rank to the Preferred Shares in respect of the preferences as to the distributions and payments on the liquidation, dissolution and winding up of the Company, an amount per Preferred

        Share equal to Seven Dollars ($7.00) and any accrued but unpaid Dividends (such sum being referred to as the "Liquidation Preference"); provided, however, that, if the Liquidation Funds are insufficient to pay the full amount due to the Holders of Preferred Shares and holders of shares of other classes or series of preferred stock of the Company that are of equal rank with the Preferred Shares as to payments of Liquidation Funds (the "Pari Passu Shares"), then each Holder of Preferred Shares and Pari Passu Shares shall receive a percentage of the Liquidation Funds equal to the full amount of Liquidation Funds payable to such Holder as a liquidation preference, in accordance with their respective Certificate of Designations, Preferences and Rights, as a percentage of the full amount of Liquidation Funds payable to all Holders of Preferred Shares and holders of Pari Passu Shares. In addition to the receipt of the Liquidation Preference, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the Holders of the Preferred Shares shall be entitled to receive Liquidation Funds distributed to holders of Common Stock, after the Liquidation Preference has been paid, to the same extent as if such Holders of Preferred Shares had converted the Preferred Shares into Common Stock (without regard to any limitations on conversions herein or elsewhere) and had held such shares of Common Stock on the record date for such distribution of the remaining Liquidation Funds. The purchase or redemption by the Company of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Company. Neither the consolidation or merger of the Company with or into any other Person, nor the sale or transfer by the Company of substantially all of its assets, shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Company. No Holder of Preferred Shares shall be entitled to receive any amounts with respect thereto upon any liquidation, dissolution or winding up of the Company other than the amounts provided for herein; provided that a Holder of Preferred Shares shall be entitled to all amounts previously accrued with respect to amounts owed hereunder.

               Section 3. Conversion of Preferred Shares. Preferred Shares shall be convertible into shares of the Company's common stock, no par value (the "Common Stock"), on the terms and conditions set forth in this Section.

                      (a) Certain Defined Terms. For purposes of this Certificate of Designations, the following terms shall have the following meanings:


                             (i) "Business Day" means any day in which the Principal Market is open for business.

                             (ii) "Closing Bid Price" means, for any security as of any date, the last closing bid price for such security on the Principal Market (as defined below) as reported by Bloomberg Financial Markets ("Bloomberg"), or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the Electronic Bulletin Board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the last closing trade price of such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holders of Preferred Shares. If the Company and the Holders of Preferred Shares are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved pursuant to Section 3(e) below. (All such determinations to be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period).

                             (iii) "Closing Date" has the same meaning as the term is defined in the Securities Purchase Agreement, entered into by and between the Company and certain investor(s), dated as of November 3, 1999.

                             (iv) "Conversion Price" means the Fixed Conversion Price in effect as of such date and subject to adjustment as provided herein.

                             (v) "Fixed Conversion Price" means, Seven Dollars ($7.00), subject to adjustment as provided herein.

                             (vi) "Issuance Date" means, with respect to each Preferred Share, the date of issuance of the applicable Preferred Share.

                             (vii) "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

                             (viii) "Principal Market" means the Nasdaq National Market, the Nasdaq SmallCap Market or OTC Electronic Bulletin Board.

                             (ix) "Registration Rights Agreement" means that certain Registration Rights Agreement entered into by and between the Company and certain investor(s), dated as of November 3, 1999.

                             (x)    "Stated Value" means Seven Dollars ($7.00).

                      (b) Holder's Conversion Right. At any time or times on or after the Issuance Date, any Holder of Preferred Shares shall be entitled to convert any whole number of Preferred Shares into fully paid and nonassessable shares of Common Stock in accordance with Section 3(e), at the Conversion Rate (as defined below). The Company shall not issue any fraction of a share of Common Stock upon any conversion. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one Preferred Share by a Holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of Common Stock. If, after the aforementioned aggregation, the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share.

                      (c) Conversion Rate. The number of shares of Common Stock issuable upon conversion of each Preferred Share pursuant to Section 3(b) shall be determined according to the following formula (the "Conversion Rate"):

                                  Stated Value
                                -----------------
                                Conversion Price

                      (d) Automatic Conversion. The Preferred Shares shall automatically be converted into shares of Common Stock, at the then effective Conversion Price, upon the earlier of (i) the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the corporation to the public at a price per share (prior to underwriter commissions and offering expenses) of not less than Fifteen Dollars ($15.00) per share (appropriately adjusted for any recapitalizations, stock splits, stock combinations, stock dividends and the like) and an aggregate offering price to the public of not less than Twenty-Five Million Dollars ($25,000,000), or (ii) the receipt by the corporation of the affirmative vote at a duly noticed stockholders' meeting or pursuant to a duly solicited written consent of the holders of more than two-thirds of the then outstanding Preferred Shares in favor of the conversion of all of the Preferred Shares. In the event of the automatic conversion of the Preferred Shares upon a public offering as set forth in clause (i) above, the person(s) entitled to receive the Common Stock issuable upon such conversion of Preferred Shares shall not be deemed to have converted such Preferred Shares until immediately prior to the closing of such sale of securities.

                             (e) Mechanics of Conversion. The conversion of Preferred Shares shall be conducted in the following manner:

                                     (i) Holder's Delivery Requirements. To
        convert Preferred Shares into shares of Common Stock on any date (the "Conversion Date"), the Holder shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 P.M., Pacific Time on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit I (the "Conversion Notice") to the Company's designated transfer agent (the "Transfer Agent") with a copy thereof to the Company and (B) surrender to a common carrier for delivery to the Transfer Agent as soon as practicable following such date the original certificates representing the Preferred Shares being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the "Preferred Stock Certificates").

                             (ii) Company's Response. Upon receipt by the
        Company of a copy of a Conversion Notice, the Company shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to such Holder and the Transfer Agent, which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein. Upon receipt by the Transfer Agent of the Preferred Stock Certificates to be converted pursuant to a Conversion Notice, the Transfer Agent shall, on the next business day following the date of receipt (or the second business day following the date of receipt if received after 11:00 a.m. local time of the Transfer Agent), (A) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled, or (B) provided the Transfer Agent is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system. If the number of Preferred Shares represented by the Preferred Stock Certificate(s) submitted for conversion is greater than the number of Preferred Shares being converted, then the Transfer Agent shall, as soon as practicable and in no event later than three (3) Business Days after receipt of the Preferred Stock Certificate(s) and at its own expense, issue and deliver to the Holder a new Preferred Stock Certificate representing the number of Preferred Shares not converted.

                             (iii) Dispute Resolution. In the case of a dispute as to the arithmetic calculation of the Conversion Rate, the Company shall instruct the Transfer Agent to issue to the Holder the number of shares of Common Stock that is not disputed and shall submit the disputed determinations or arithmetic calculations to the Holder via facsimile within one (1) Business Day of receipt of such Holder's Conversion Notice. If such Holder and the Company are unable to agree upon the arithmetic calculation of the Conversion Rate within one (1) Business Day of such disputed arithmetic calculation being submitted to the Holder, then the Company shall within one (1) Business Day submit via facsimile the disputed arithmetic calculation of the Conversion Rate to the Company's independent, outside accountant. The Company shall cause the accountant to perform the calculations and notify the Company and the Holder of the results no later than forty-eight (48) hours from the time it receives the disputed calculations. Such accountant's calculation shall be binding upon all parties absent manifest error.

                             (iv) Record Holder. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

                             (v) Pro Rata Conversion and Redemption. In the event the Company receives a Conversion Notice from more than one Holder of Preferred Shares for the same Conversion Date and the Company can convert some, but not all, of such Preferred Shares, the Company shall convert from each Holder of Preferred Shares electing to have Preferred Shares converted at such time a pro rata amount of such Holder's Preferred Shares submitted for conversion based on the number of Preferred Shares submitted for conversion on such date by such Holder relative to the number of Preferred Shares submitted for conversion on such date.

                      (f) Fractional Shares. No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Preferred Stock. If more than one share of Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Preferred Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Preferred Stock, the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to that fractional interest of the then Current Market Price.

                      (g) Conversion Price Adjustments. The Conversion Price shall be subject to adjustment from time to time as follows:

                             (i) Common Stock Issued at Less Than the Conversion Price. If the Company shall issue any Common Stock other than Excluded Stock (as hereinafter defined) without consideration or for a consideration per share less than the Conversion Price in effect immediately prior to such issuance, the Conversion Price in effect immediately prior to each such issuance shall immediately (except as provided below) be reduced to the price determined by dividing (1) an amount equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issuance multiplied by the Conversion Price in effect immediately prior to such issuance and (B) the consideration, if any, received by the Company upon such issuance, by (2) the total number of shares of Common Stock outstanding immediately after such issuance.

                             For the purposes of any adjustment of the Conversion Price pursuant to clause (i), the following provisions shall be applicable:

                             (A) Cash. In the case of the issuance of Common Stock for cash, the amount of the consideration received by the Company shall be deemed to be the amount of the cash proceeds received by the Company for such Common Stock before deducting therefrom any discounts, commissions, taxes or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

                             (B) Consideration Other Than Cash. In the case of the issuance of Common Stock (otherwise than upon the conversion of shares of capital stock or other securities of the Company) for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors, irrespective of any accounting treatment; provided that such fair value as determined by the Board of Directors shall not exceed the aggregate Current Market Price of the shares of Common Stock being issued as of the date the Board of Directors authorizes the issuance of such shares.

                             (C) Options and Convertible Securities. In the case of the issuance of (i) options, warrants or other rights to purchase or acquire Common Stock (whether or not at the time exercisable) other than the Excluded Stock, and (ii) securities by their terms convertible into or exchangeable for Common Stock (whether or not at the time so convertible or exchangeable) or options, warrants or rights to purchase such convertible or exchangeable securities (whether or not at the time exercisable) other than the Excluded Stock:

                             (1) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options, warrants or other rights to purchase or acquire Common Stock shall be deemed to have been issued at the time such options, warrants or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subclauses (A) and (B) above), if any, received by the Company upon the issuance of such options, warrants or rights plus the minimum purchase price provided in such options, warrants or rights for the Common Stock covered thereby;

                             (2) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options, warrants or other rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options, warrants or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options, warrants or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration (determined in the manner provided in subclauses (A) and (B) above), if any, to be received by the Company upon the conversion or exchange of such securities, or upon the exercise of any related options, warrants or rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof;

                                    (3) on any change in the number of shares of
        Common Stock deliverable upon exercise of any such options, warrants or rights or conversion or exchange of such convertible or exchangeable securities or any change in the consideration to be received by the Company upon such exercise, conversion or exchange, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Conversion Price as then in effect shall forthwith be readjusted to such Conversion Price as would have been obtained had an adjustment been made upon the issuance of such options, warrants or rights not exercised prior to such change, or of such convertible or exchangeable securities not converted or exchanged prior to such change, upon the basis of such change;

                                    (4) on the expiration or cancellation of any
        such options, warrants or rights, or the termination of the right to convert or exchange such convertible or exchangeable securities, if the Conversion Price shall have been adjusted upon the issuance thereof, the Conversion Price shall forthwith be readjusted to such Conversion Price as would have been obtained had an adjustment been made upon the issuance of such options, warrants, rights or such convertible or exchangeable securities on the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options, warrants or rights, or upon the conversion or exchange of such convertible or exchangeable securities; and

                                    (5) if the Conversion Price shall have been
        adjusted upon the issuance of any such options, warrants, rights or convertible or exchangeable securities, no further adjustment of the Conversion Price shall be made for the actual issuance of Common Stock upon the exercise, conversion or exchange thereof; provided, however, that no increase in the Conversion Price shall be made pursuant to subclauses (1) or (2) of this subclause (C).

                                    (ii) Excluded Stock. "Excluded Stock" shall
        mean (A) shares of Common Stock issued or reserved for issuance by the Company as a stock dividend payable in shares of Common Stock, or upon any subdivision or split-up of the outstanding shares of Common Stock or Preferred Stock, or upon conversion of shares of Preferred Stock, (B) options and warrants heretofore granted to key employees, consultants and advisors of the Company, and (C) 1,500,000 shares of Common Stock to be issued to key employees, consultants and advisors of the Company pursuant to the Company's 1999 Stock Incentive Plan, and 150,000 shares of Common Stock to be issued to non-employee directors pursuant to the Company's 1999 Stock Compensation Plan, together with any such shares that are repurchased by the Company and reissued to any such employee, consultant or advisor. All shares of Excluded Stock which the Company has reserved for issuance shall be deemed to be outstanding for all purposes of computations under subparagraph 3(g)(i).

                             (iii) Stock Dividends, Subdivisions,
        Reclassifications or Combinations. If the Company shall (i) declare a dividend or make a distribution on its Common Stock in shares of its Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding Common Stock into a smaller number of shares, the Conversion Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any shares of Preferred Stock surrendered for conversion after such date shall be entitled to receive the number of shares of Common Stock which he would have owned or been entitled to receive had such Preferred Stock been converted immediately prior to such date. Successive adjustments in the Conversion Price shall be made whenever any event specified above shall occur.

                             (iv) Other Distributions. In case the Company shall fix a record date for the making of a distribution to all holders of shares of its Common Stock (i) of shares of any class other than its Common Stock or (ii) of evidence of indebtedness of the Company or any Subsidiary or (iii) of assets (excluding cash dividends or distributions, and dividends or distributions referred to in subparagraph 3(g)(iii) above), or (iv) of rights or warrants (excluding those referred to in subparagraph 3(g)(i) above), in each such case the Conversion Price in effect immediately prior thereto shall be reduced immediately thereafter to the price determined by dividing (1) an amount equal to the difference resulting from (A) the number of shares of Common Stock outstanding on such record date multiplied by the Conversion Price per share on such record date, less (B) the fair market value (as determined by the Board of Directors, whose determination shall be conclusive) of said shares or evidences of indebtedness or assets or rights or warrants to be so distributed, by (2) the number of shares of Common Stock outstanding on such record date. Such adjustment shall be made successively whenever such a record date is fixed. In the event that such distribution is not so made, the Conversion Price then in effect shall be readjusted, effective as of the date when the

        Board of Directors determines not to distribute such shares, evidences of indebtedness, assets, rights or warrants, as the case may be, to the Conversion Price which would then be in effect if such record date had not been fixed.

                             (v) Consolidation, Merger, Sale, Lease or
        Conveyance. In case of any consolidation with or merger of the Company with or into another corporation, or in case of any sale, lease or conveyance to another corporation of the assets of the Company as an entirety or substantially as an entirety, each share of Preferred Stock shall after the date of such consolidation, merger, sale, lease or conveyance be convertible into the number of shares of stock or other securities or property (including cash) to which the Common Stock issuable (at the time of such consolidation, merger, sale, lease or conveyance) upon conversion of such share of Preferred Stock would have been entitled upon such consolidation, merger, sale, lease or conveyance; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the holders of the shares of Preferred Stock shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the conversion of the shares of Preferred Stock.

                             (vi) Rounding of Calculations; Minimum Adjustment. All calculations under this subparagraph (g) shall be made to the nearest cent or to the nearest one hundredth (1/100th) of a share, as the case may be. Any provision of this Section 3 to the contrary notwithstanding, no adjustment in the Conversion Price shall be made if the amount of such adjustment would be less than $0.05, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.05 or more.

                             (vii) Timing of Issuance of Additional Common Stock Upon Certain Adjustments. In any case in which the provisions of this subparagraph (g) shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (A) issuing to the holder of any share of Preferred Stock converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any amount of cash in lieu of a fractional share of Common Stock pursuant to subparagraph (e) of this Section 3; provided that the Company upon request shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

                             (h) Current Market Price. The Current Market Price at any date shall mean, in the event the Common Stock is publicly traded, the average of the daily closing prices per share of Common Stock for 30 consecutive trading days ending no more than 15 business days before such date (as adjusted for any stock dividend, split, combination or reclassification that took effect during such 30 business day period). The closing price for each day shall be the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the last closing bid and asked prices regular way, in either case on the Principal Market on which the Common Stock is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, the closing sale price for such day reported by NASDAQ, if the Common Stock is traded over-the-counter and quoted in the National Market System, or if the Common Stock is so traded, but not so quoted, the average of the closing reported bid and asked prices of the Common Stock as reported by NASDAQ or any comparable system or, if the Common Stock is not listed on NASDAQ or any comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If the Common Stock is not traded in such manner that the quotations referred to above are available for the period required hereunder, Current Market Price per share of Common Stock shall be deemed to be the fair value as determined by the Board of Directors, irrespective of any accounting treatment.

                             (i) Statement Regarding Adjustments. Whenever the Conversion Price shall be adjusted as provided in subparagraph 3(g), the Company shall forthwith file, at the office of any transfer agent for the Preferred Stock and at the principal office of the Company, a statement showing in detail the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment, and the Company shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each holder of shares of Preferred Stock at its address appearing on the Company's records. Each such statement shall be signed by the Company's independent public accountants, if applicable. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of subparagraph 3(j).

                             (j) Notice to Holders. Subject to the voting provisions set forth in Section 5 hereof, in the event the Company shall propose to take any action of the type described in clause (i) (but only if the action of the type described in clause (i) would result in an adjustment in the Conversion Price), (iii), (iv) or (v) of subparagraph 3(g), the Company shall give notice to each holder of shares of Preferred Stock, in the manner set forth in subparagraph 3(i), which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable upon conversion of shares of Preferred Stock. In the case of any action which would require the fixing of a record date, such notice shall be given at least 10 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 15 days prior to the taking of such proposed action.

                      (k) Treasury Stock. For the purposes of this Section 3, the sale or other disposition of any Common Stock theretofore held in the Company?s treasury shall be deemed to be an issuance thereof.

                      (l) Costs. The Company shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of shares of Common Stock upon conversion of any shares of Preferred Stock; provided that the Company shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the shares of Preferred Stock in respect of which such shares are being issued.

                      (m) Valid Issuance. All shares of Common Stock which may be issued upon conversion of the shares of Preferred Stock will upon issuance by the Company be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof, and the Company shall take no action which will cause a contrary result (including without limitation, any action which would cause the Conversion Price to be less than the par value, if any, of the Common Stock).

               Section 4. Redemption Rights. The holders of Preferred Shares shall have no redemption rights.

               Section 5.    Voting Rights.

                             (a) General Voting Rights. Except as otherwise provided in this Section and except as otherwise required by law, each Holder of the Preferred Shares shall be entitled to notice of any stockholders' meeting and to vote upon any matter submitted to stockholders for vote, and shall vote together with the holders of the

        Common Shares as a single class and not as separate classes. Each Holder of Preferred Shares shall be entitled to the number of votes equal to the largest number of full shares of Common Stock into which such Holder's Preferred Shares could be converted pursuant to the provisions of Section 4 hereof at the record date for the determination of the stockholders entitled to vote on such matters. Fractional votes shall not be permitted, however, and any fractional voting rights resulting from the above formula (after aggregating all shares into which Series A Preferred Shares held by each holder could be converted) shall be rounded upward to the nearest whole number. In all cases where the shares of Preferred Stock have the right to vote separately as a class, such holders shall be entitled to one vote for each such share held by them respectively. Each Common Share issued and outstanding shall have one vote on all matters.

                      (b) Election of Directors. Notwithstanding the foregoing voting rights, so long as more than 1,000,000 shares of the Preferred Shares are outstanding, the holders of the Preferred Shares, voting as a separate class, shall be entitled to elect one member to the Board of Directors. All directors not elected by holders of the Preferred Shares shall be elected by the vote of the holders of the Common Stock and the Preferred Shares voting together and not as separate classes, with each share voting as provided in Section 5(a).

                      (c) Protective Provisions. Until October 31, 2001 (in which case these protective provisions shall be void and of no effect), without first obtaining the approval (by vote or written consent, as provided by law) of a majority of the Holders of the Series A Preferred Shares then outstanding (voting separately as a class), this corporation shall not do any of the following:

                             (i) Alter or change the rights, preferences, privileges, or powers of the Series A Preferred Shares so as to materially affect the holders of the Series A Preferred Shares;

                             (ii) Increase the authorized number of Series A Preferred Shares;

                             (iii) Create any new class or series of shares having preferences over or on a parity with the Series A Preferred Shares, unless the purpose of creation of such class or series is, and the proceeds to be derived from the sale and issuance thereof are to be used for, the retirement of the Series A Preferred Shares;

                             (iv) Effect any sale, lease, assignment, transfer or other conveyance of all or substantially all of the assets of this corporation, or any consolidation or merger of this corporation with or into any other corporation, except for a consolidation or merger for which no stockholder approval is required;

                             (v) Approve the appointment of a chief executive officer for the corporation;

                             (vi) Approve the corporation's annual operating plan; or

                            (vii) Repurchase or redeem any issued and outstanding shares of Common Stock or shares of Series A Preferred Stock.

               Section 6. Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as "Organic Change". Until October 31, 2001 (in which case this provision shall be void and of no effect), prior to the consummation of any (i) sale of all or substantially all of the Company's assets to an acquiring Person or (ii) other Organic Change following which the Company is not a surviving entity, the Company will secure from the Person purchasing such assets or the successor resulting from such Organic Change (in each case, the "Acquiring Entity") a written agreement (in form and substance satisfactory to the Holders of a majority of the Preferred Shares then outstanding) to deliver to each Holder of Preferred Shares in exchange for such shares, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to the Preferred Shares, including, without limitation, having a stated value and liquidation preference equal to the Stated Value and the Liquidation Preference of the Preferred Shares held by such Holder, and satisfactory to the Holders of a majority of the Preferred Shares then outstanding. Prior to the consummation of any other Organic Change, the Company shall make appropriate provision (in form and substance satisfactory to the Holders of a majority of the Preferred Shares then outstanding) to insure that each of the Holders of the Preferred Shares will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such Holder's Preferred Shares such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of shares of Common Stock which would have been acquirable and receivable upon the conversion of such Holder's Preferred Shares as of the date of such Organic Change (without taking into account any limitations or restrictions on the convertibility of the Preferred Shares).

                      Section 7. Reservation of Shares. The Company shall, at all times so long as any of the Preferred Shares are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares, such number of shares (the "Reserved Amount") of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Preferred Shares then outstanding (the "Minimum Amount"). The initial number of shares of Common Stock reserved for conversions of the Preferred Shares and each increase in the number of shares so reserved shall be allocated pro rata among the Holders of the Preferred Shares based on the number of Preferred Shares held by each Holder at the time of issuance of the Preferred Shares or increase in the number of reserved shares, as the case may be. In the event a Holder shall sell or otherwise transfer any of such Holder's Preferred Shares, each transferee shall be allocated a pro rata portion of the number of reserved shares of Common Stock reserved for such transferor. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Preferred Shares shall be allocated to the remaining Holders of Preferred Shares, pro rata based on the number of Preferred Shares then held by such Holders.

               Section 8. Preferred Rank. All shares of Common Stock shall be of junior rank to all Preferred Shares in respect to the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company. The rights of the shares of Common Stock shall be subject to the preferences and relative rights of the Preferred Shares.

               Section 9. Participation. Subject to the rights of the Holders, if any, of the Pari Passu Shares, the Holders of the Preferred Shares shall, as Holders of Preferred Stock, be entitled to such dividends paid and distributions made to the holders of Common Stock to the same extent as if such Holders of Preferred Shares had converted the Preferred Shares into Common Stock (without regard to any limitations on conversion herein or elsewhere) and had held such shares of Common Stock on the record date for such dividends and distributions. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of Common Stock.

               Section 10. Vote to Change the Terms of Preferred Shares. The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting, of the Holders of not less than two-thirds (2/3) of the then outstanding Preferred Shares, shall be required for any change to this Articles of Amendment to the Company's Articles of Incorporation which would amend, alter, change or repeal any of the powers, designations, preferences and rights of the Preferred Shares.

               Section 11. Lost or Stolen Certificates. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the Preferred Shares, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new preferred stock certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue preferred stock certificates if the Holder contemporaneously requests the Company to convert such Preferred Shares into Common Stock.

               Section 12. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Articles of Amendment shall be cumulative and in addition to all other remedies available under this Articles of Amendment, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Holder's right to pursue actual damages for any failure by the Company to comply with the terms of this Articles of Amendment. The Company covenants to each Holder of Preferred Shares that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holders of the Preferred Shares and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holders of the Preferred Shares shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

               Section 13. Failure or Indulgence Not Waiver. No failure or delay on the part of a Holder of Preferred Shares in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

               Section 14. Residual Rights. All rights accruing to the outstanding shares of this corporation not expressly provided for to the contrary herein shall be vested in the

        Common Stock.

THIRD: The foregoing amendment was duly adopted on October 11, 1999, by the Board of Directors of the corporation in accordance with the authority contained in paragraph B of Article THIRD of the Articles of Incorporation. Pursuant to
Section 7-106-102 of the Colorado Business Corporation Act, the foregoing amendment is effective without shareholder action.

Dated:  November 3, 1999.

STAN LEE MEDIA, INC.,



By:  /s/ Gill Champion
   --------------------------------------
        Gill Champion, Vice President and
          Chief Operating Officer

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